Exhibit 10.2

pSivida Corp.

400 Pleasant Street

Watertown, MA 02472

December 17, 2010

Leonard S. Ross

77 Morency Street

Natick, MA 01760

Dear Mr. Ross:

The provisions of this letter agreement amend all Stock Options heretofore granted to you under the pSivida Corp. 2008 Incentive Plan.

This letter agreement (this “Agreement”) hereby amends the terms of the following Nonstatutory Stock Options granted to you: (1) the Nonstatutory Stock Option Granted to you under the pSivida Corp. 2008 Incentive Plan on September 11, 2008 to purchase a total of 40,000 shares of Common Stock (the “2008 Stock Option Grant”), (2) the Nonstatutory Stock Option Granted to you under the pSivida Corp. 2008 Incentive Plan on June 25, 2009 to purchase 50,000 shares of Common Stock (the “2009 Stock Option Grant”), (3) the Nonstatutory Stock Option Granted to you under the pSivida Corp. 2008 Incentive Plan on July 22, 2010 to purchase a total of 23,800 shares of Common Stock (the “2010 Stock Option Grant)” and (4) the Nonstatutory Stock Option Granted to you under the pSivida Corp. 2008 Incentive Plan on July 22, 2010 to purchase a total of 27,200 shares of Common Stock (the “2010 Performance Stock Option Grant”).

1. Section 2 of each of the 2008 Stock Option Grant, the 2009 Stock Option Grant and the 2010 Stock Option Grant shall be deleted in its entirety and replaced with the following:

“2. Vesting.

(a) During Employment. This Stock Option will vest and become exercisable with respect to 25% of the Shares on each of the first, second, third and fourth anniversaries of the Grant Date; provided that, and subject to Section 2(c) below, upon a cessation of the Participant’s Employment by reason of an involuntary termination without Cause (as defined in the Employment Agreement between the Company and the Participant dated as of December 17, 2010 (“Employment Agreement”) (“Cause”)) or a voluntary termination for Good Cause (as defined in the Employment Agreement (“Good Cause”)) for which Participant would be eligible for severance benefits under the Employment Agreement any unvested portion of this Stock Option that would have vested as of the first anniversary of the cessation of the Participant’s Employment had the Participant continued in Employment through such first anniversary will vest immediately prior to such cessation of Employment.

(b) Termination of Employment. Notwithstanding the foregoing, and subject to Section 2(c) below, the following rules will apply if a Participant’s Employment ceases regardless of the circumstances: automatically and immediately upon the cessation of Employment, this Stock Option will cease to be exercisable and will terminate, except that:

(I) such portion, if any, of this Stock Option as is held by the Participant immediately prior to the cessation of the Participant’s Employment for any reason other than for Cause or as a result of Participant’s death and as is then exercisable (after giving effect to any accelerated vesting owing to a cessation of Employment by reason of an involuntary termination without Cause or a voluntary termination for Good Cause pursuant to Section 2(a) above), will remain exercisable until (i) 5:00 P.M. Eastern Time on the last day of the three-month period commencing on the date of such cessation of Employment or (ii) the Final Exercise Date, if earlier, and will thereupon terminate;

(II) such portion, if any, of this Stock Option as is held by the Participant immediately prior to the Participant’s death and as is then exercisable, will remain exercisable until (i) 5:00 P.M. Eastern Time on the first anniversary of the Participant’s death or (ii) the Final Exercise Date, if earlier, and will thereupon terminate; and

(III) such portion, if any, of this Stock Option as is held by the Participant immediately prior to the cessation of the Participant’s Employment for Cause will immediately terminate.

(c) Change of Control. Notwithstanding any other provision of this Section 2 to the contrary, if a Change of Control occurs, whether or not the Change of Control also constitutes a Covered Transaction, and within the 24 months thereafter there is a cessation of the Participant’s Employment by reason of an involuntary termination without Cause or a voluntary termination for Good Cause, the provisions of this Section 2(c) shall apply:

(I) This Stock Option, if it survives the Change of Control, including any stock option granted in substitution for this Stock Option in connection with the Change of Control, shall automatically vest and become exercisable immediately prior to such cessation of Employment and will remain exercisable until (i) 5:00 P.M. Eastern Time on the first anniversary of the date of such cessation of Employment or (ii) the Final Exercise Date, if earlier, and will thereupon terminate; provided that, in the event of the Participant’s death during such extended exercise period following a Change of Control, any portion of this Stock Option as is held by the Participant immediately prior to the Participant’s death will remain exercisable until (i) 5:00 P.M. Eastern Time on the first anniversary of the Participant’s death or (ii) the Final Exercise Date, if earlier, and will thereupon terminate.

(II) Any and all performance or other vesting conditions imposed pursuant to Section 7(a)(5) of the Plan with respect to any stock, cash or other property delivered in exchange for this Stock Option in connection with the Change of Control shall automatically be deemed to have been satisfied immediately prior to such cessation of Employment.

(III) For purposes of this Section 2(c), “Employment” shall be deemed to include employment with any successor to the Company’s business or assets in connection with a Change of Control.

(IV) For purposes of this Stock Option, “Change of Control” shall mean:

(A) the acquisition by any Person (defined as any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (“Exchange Act”))) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the common stock of the Company; provided, however, that for purposes of this subsection (a), an acquisition shall not constitute a Change of Control if it is: (i) either by or directly from the Company, or by an entity controlled by the Company, (ii) by any employee benefit plan, including any related trust, sponsored or maintained by the Company or an entity controlled by the Company (“Benefit Plan”), or (iii) by an entity pursuant to a transaction that complies with the clauses (i), (ii) and (iii) of subsection (C) below; or

(B) individuals who, as of the Date of Grant, constitute the Board (together with the individuals identified in the proviso to this Section 2(c)(IV)(B), the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the directors then comprising the Incumbent Board shall be treated as a member of the Incumbent Board unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C) consummation of a reorganization, merger or consolidation involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company, (a “transaction”) in each case unless, following such transaction, (i) all or substantially all of the Persons who were the beneficial owners of the common stock of the Company outstanding immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the outstanding common stock of the Company, (ii) no Person (excluding any entity or wholly owned subsidiary of any entity resulting from such transaction or any Benefit Plan of the Company or such entity or wholly owned subsidiary of such entity resulting from such transaction) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the transaction and (iii) at least a majority of the members of the board of directors or similar board of the entity resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such transaction; or

(D) approval by the stockholders of the Company of a liquidation or dissolution of the Company.

(d) Notwithstanding the foregoing provisions of this Section 2, this Stock Option shall not vest or become eligible to vest on any date specified above unless the Participant has continuously been, since the Grant Date until the date immediately prior to such termination of Employment, Employed by the Company, its Affiliates, its subsidiaries, or, following a Change of Control, any successor to the Company’s business or assets in connection with the Change of Control.”

2. Section 2 of the 2010 Performance Stock Option Grant shall be deleted in its entirety and replaced with the following:

“2. Vesting.

(a) During Employment. This Stock Option will vest and become exercisable as set forth below; provided that, and subject to Section 2(c) below, upon a cessation of the Participant’s Employment by reason of an involuntary termination without Cause (as defined in the Employment Agreement between the Company and the Participant dated December 17, 2010 (“Employment Agreement”) (“Cause”)) or a voluntary termination for Good Cause (as defined in the Employment Agreement (“Good Cause”)) for which Participant would be eligible for severance benefits under the Employment Agreement any unvested portion of this Stock Option that would have vested as of the first anniversary of the cessation of the Participant’s Employment had the Participant continued in Employment through such first anniversary will vest immediately prior to such cessation of Employment.

If FDA approval of the New Drug Application for Iluvien (“FDA Approval”) occurs on or before January 31, 2011:

Options to purchase 27,200 shares shall vest and become exercisable on July 22, 2012.

If FDA Approval occurs after January 31, 2011 and prior to June 30, 2011:

Options to purchase that number of shares equal to the product of 67.32 multiplied by that number of days commencing on February 1, 2011 and ending on (and including) the day prior to FDA Approval, rounded down to the nearest share (“Tranche One Forfeited Shares”) shall be forfeited, and options to purchase that number of shares equal to the difference between (A) 27,200 minus (B) Tranche One Forfeited Shares shall vest and become exercisable on July 22, 2012;

If FDA Approval occurs on June 30, 2011:

Options to purchase 10,030 shares shall be forfeited; and options to purchase 17,170 shares shall vest and become exercisable on July 22, 2012;

If FDA Approval occurs after June 30, 2011 but before December 31, 2011:

Options to purchase that number of shares equal to the sum of (A) 10,030 plus (B) that number equal to the product of 46.91 multiplied by that number of days commencing July 1, 2011 and ending on (and including) the day prior to FDA Approval, rounded down to the nearest share (“Tranche Two Forfeited Shares”) shall be forfeited; and options to purchase shares equal to the difference between (A) 17,170 minus (B) Tranche Two Forfeited Shares shall vest and become exercisable on July 22, 2012;

If FDA Approval occurs on December 31, 2011:

Options to purchase 18,615 shares shall be forfeited; and options to purchase 8,585 shares shall vest and become exercisable on the second anniversary of the Grant Date; and

If FDA Approval does not occur on or prior to December 31, 2011:

Options to purchase 27,200 shares shall be forfeited on January 1, 2012.

(b) Termination of Employment. Notwithstanding the foregoing, and subject to Section 2(c) below, the following rules will apply if a Participant’s Employment ceases regardless of the circumstances: automatically and immediately upon the cessation of Employment, this Stock Option will cease to be exercisable and will terminate, except that:

(I) such portion, if any, of this Stock Option as is held by the Participant immediately prior to the cessation of the Participant’s Employment for any reason other than for Cause or as a result of Participant’s death and as is then exercisable (after giving effect to any accelerated vesting owing to a cessation of Employment by reason of an involuntary termination without Cause or a voluntary termination for Good Cause pursuant to Section 2(a) above), will remain exercisable until (i) 5:00 P.M. Eastern Time on the last day of the three-month period commencing on the date of such cessation of Employment or (ii) the Final Exercise Date, if earlier, and will thereupon terminate;

(II) such portion, if any, of this Stock Option as is held by the Participant immediately prior to the Participant’s death and as is then exercisable, will remain exercisable until (i) 5:00 P.M. Eastern Time on the first anniversary of the Participant’s death or (ii) the Final Exercise Date, if earlier, and will thereupon terminate; and

(III) such portion, if any, of this Stock Option as is held by the Participant immediately prior to the cessation of the Participant’s Employment for Cause will immediately terminate.

(c) Change of Control. Notwithstanding any other provision of this Section 2 to the contrary, if a Change of Control occurs, whether or not the Change of Control also constitutes a Covered Transaction, and within the 24 months thereafter there is a cessation of the Participant’s Employment by reason of an involuntary termination without Cause or a voluntary termination for Good Cause, the provisions of this Section 2(c) shall apply:

(I) This Stock Option, if it survives the Change of Control, including any stock option granted in substitution for this Stock Option in connection with the Change of Control, shall automatically vest and become exercisable immediately prior to such cessation of Employment and will remain exercisable until (i) 5:00 P.M. Eastern Time on the first anniversary of the date of such cessation of Employment or (ii) the Final Exercise Date, if earlier, and will thereupon terminate; provided that, in the event of the Participant’s death during such extended exercise period following a Change of Control, any portion of this Stock Option as is held by the Participant immediately prior to the Participant’s death will remain exercisable until (i) 5:00 P.M. Eastern Time on the first anniversary of the Participant’s death or (ii) the Final Exercise Date, if earlier, and will thereupon terminate.

(II) Any and all performance or other vesting conditions imposed pursuant to Section 7(a)(5) of the Plan with respect to any stock, cash or other property delivered in exchange for this Stock Option in connection with the Change of Control shall automatically be deemed to have been satisfied immediately prior to such cessation of Employment.

(III) For purposes of this Section 2(c), “Employment” shall be deemed to include employment with any successor to the Company’s business or assets in connection with a Change of Control.

(IV) For purposes of this Stock Option, “Change of Control” shall mean:

(A) the acquisition by any Person (defined as any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (“Exchange Act”))) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the common stock of the Company; provided, however, that for purposes of this subsection (a), an acquisition shall not constitute a Change of Control if it is: (i) either by or directly from the Company, or by an entity controlled by the Company, (ii) by any employee benefit plan, including any related trust, sponsored or maintained by the Company or an entity controlled by the Company (“Benefit Plan”), or (iii) by an entity pursuant to a transaction that complies with the clauses (i), (ii) and (iii) of subsection (C) below; or

(B) individuals who, as of the Date of Grant, constitute the Board (together with the individuals identified in the proviso to this Section 2(c)(IV)(B), the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the directors then comprising the Incumbent Board shall be treated as a member of the Incumbent Board unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(C) consummation of a reorganization, merger or consolidation involving the Company, or a sale or other disposition of all or substantially all of the assets of the Company, (a “transaction”) in each case unless, following such transaction, (i) all or substantially all of the Persons who were the beneficial owners of the common stock of the Company outstanding immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the outstanding common stock of the Company, (ii) no Person (excluding any entity or wholly owned subsidiary of any entity resulting from such transaction or any Benefit Plan of the Company or such entity or wholly owned subsidiary of such entity resulting from such transaction) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the transaction and (iii) at least a majority of the members of the board of directors or similar board of the entity resulting from such transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such transaction; or

(D) approval by the stockholders of the Company of a liquidation or dissolution of the Company.

(d) Notwithstanding the foregoing provisions of this Section 2, this Stock Option shall not vest or become eligible to vest on any date specified above unless the Participant has continuously been, since the Grant Date until the date immediately prior to such termination of Employment, Employed by the Company, its Affiliates, its subsidiaries, or, following a Change of Control, any successor to the Company’s business or assets in connection with the Change of Control.”

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

PSIVIDA CORP.

By:	/s/ Paul Ashton
Name:	Paul Ashton
Title:	President and CEO

EXECUTIVE

By:	/s/ Leonard S. Ross
	Name:	Leonard S. Ross